EXHIBIT 10.20

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Business Proprietary Confidential Information

TENEX Contract No. 08843672/110033-051
USEC Contract No. EC-SC01-11-UE-03127
Amendment No. 008
AMENDMENT No. 008, signed as of December 22, 2015, to the Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127, entered into on March 23, 2011 (the "CONTRACT") by and between United States Enrichment Corporation ("USEC") and Joint Stock Company "TENEX" ("TENEX"). USEC and TENEX are referred to herein individually as a "Party" and collectively as the "Parties". Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the CONTRACT.
SECTION 1. Pursuant to Section 20.04 of the CONTRACT, USEC and TENEX hereby agree as follows:

1.	Section 1.18 shall be replaced with the following:

“1.18    Deliver, Delivery or Delivered
(a)     in reference to Natural Uranium:

(i)	a Book Transfer (as defined in Section 1.07) pursuant to Section 7.02(a),

(ii)	a Physical Delivery (as defined in the applicable provision of Section 1.44) pursuant to Section 7.02(b) or (c), or

(iii)	the transfer of title pursuant to Section 7.02(h)(iii) or Section 7.02(j)(ii), as indicated by the context in which these terms are used, or

(b)	in reference to EUP or SWU contained in EUP, Physical Delivery as defined in Section 1.44(a), or

(c)	a transfer of title, when so agreed by the Parties, or

(d)	in reference to other items, such as Cylinders, Physical Delivery of such items (as defined in Section 1.44(b) or (e), as applicable).”

2.	The following shall replace all of Section 3.01 and Sections 3.02(a), (b) and (c):

“3.01
TENEX shall supply to USEC, and USEC shall procure from TENEX, EUP containing the following fixed quantities of SWU (“Firm Commitment SWU”) shown in column 2 of Table 1A below, subject to the permitted transfer of certain quantities to Delivery Years 2023-26 under Section 3.02 and the increase in those transferred quantities under Section 3.02(c) (defined therein as “Compensatory Purchases”).

Table 1A: Firm and Optional SWU Purchase Quantities 2016-22

Calendar year of Delivery (column 1)	Firm Commitment SWU (column 2)	Mutual Option SWU (column 3)
2016	2,250,000	3,000,000
2017	2,250,000	3,000,000
2018	2,250,000	3,000,000
2019	2,250,000	3,000,000
2020	2,542,000	3,000,000
2021	2,542,000	3,000,000
2022	2,542,000	3,000,000
The Parties hereby confirm that their purchase, sale and Delivery obligations under this CONTRACT for Delivery Years prior to 2016 have been satisfied, with the exception of (a) any obligations of USEC to pay invoices for SWU in EUP Delivered in Delivery Year 2015 (the “2015 EUP”) that have yet to be fully paid as of the first day by which both Parties executed Amendment No. 008 to the CONTRACT (the “Amendment 008 Execution Date”); (b) any obligations of USEC to supply Related Natural Uranium for the 2015 EUP that, as of the Amendment 008 Execution Date, has not already been Delivered under Section 7.02; and (c) any obligations of either Party with respect to the quantity or quality of the 2015 EUP or other Material Delivered in 2015 that has not yet been Accepted as of the Amendment 008 Execution Date.

3.02
The portions of Firm Commitment SWU in Table 1A, mentioned in the Row 2 of Table 1B (the “Non-Transferable SWU”), shall be purchased by USEC and Delivered in the respective Delivery Years indicated in Row 1 of Table 1B, and the portions of Firm Commitment SWU in Table 1A mentioned, in Row 3 of Table 1B (the “Transferable SWU”), shall be purchased by USEC and Delivered in the period 2016-2026, subject to the terms below.

Table 1B: Non-Transferable and Transferable Firm Commitment SWU Purchase Quantities 2016-22

Row 1	Delivery Year:	2016	2017	2018	2019	2020	2021	2022
Row 2	Non-Transferable SWU	*****	*****	*****	*****	*****	*****	*****
Row 3	Transferable SWU	*****	*****	*****	*****	*****	*****	*****
*****

(a)	*****

(b)
To the extent not all of the Transferable SWU quantities in Row 3 of Table 1B are ordered to be Delivered before Delivery Year 2023 (such unordered portion of the Transferable SWU quantities being defined as the “Remaining SWU”), USEC shall order the Remaining SWU quantities plus Compensatory Purchases under Section 3.02(c) (together, the “Post-2022 Quantities”) for Delivery in EUP in 2023 through 2026 according to the following schedule, subject to Section 3.02(d):

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(c)
Subject to Section 3.02(d), USEC’s SWU purchase obligations for Delivery Years 2023-26 shall be increased by the following amounts of SWU (“Compensatory Purchases”) to compensate for (i) the reduction in purchase volumes in 2016-22 as compared to the Firm Commitment SWU in Table 1A and their deferral to later years (the “Deferral Compensation”) and (ii) *****, as follows:

(x)	*****

(y)	*****

(1)	*****

(2)	*****

(z)	*****

(d)
Notwithstanding the foregoing, USEC shall not be obligated to purchase more than 2.25 million SWU in any Delivery Year after 2022 under this Section 3.02. Instead, USEC shall have the right to defer the purchase of the excess over 2.25 million SWU until the first Delivery Year in which such excess can be purchased without resulting in an obligation for USEC to purchase more than 2.25 million SWU. There shall be no additional compensation in SWU owed for the deferral of such excess.”

3.	The following new Sections 3.06, 3.07 and 3.08 shall be inserted at the end of Article 3:

“3.06	*****

3.07	*****

3.08	*****”

4.	The opening phrase of Section 4.03 shall be replaced with the following:

“4.03
USEC shall place binding Orders with TENEX for Deliveries during the Delivery Year of EUP containing, in the aggregate, a nominal amount of SWU sufficient to satisfy USEC’s purchase obligations pursuant to Article 3 for such Delivery Year, subject to all of the following:”

5.	The last sentence of Section 4.03(f) shall be deleted.

6.	In Section 4.05, the phrase “*****” shall be replaced with “*****”. In addition, the following two sentences shall be inserted at the end of Section 4.05:

*****

7.
The following phrase shall be deleted from Section 4.06: “(assuming, for this purpose, that USEC would exercise the option in Section 3.02 to reduce its purchase obligation by 5% for the SWU Component of all EUP ordered or to be ordered for such Delivery Year)”.

8.	In Section 4.06(a), the following shall be inserted after the phrase “from August 1st of the Delivery Year”:

*****

9.	Section 4.06(f) shall be replaced with the following:

“(f)
If for any reason USEC has not placed all required Orders (that comply with the CONTRACT requirements) ***** (the SWU in (A) or (B), as applicable, being referred to as USEC’s “Minimum Firm Purchase Obligation” for that Delivery Year), TENEX shall have the right, starting from ***** (the “Applicable Purchase

Deadline”), at its sole discretion and with prior Notice to USEC, to exercise remedies *****

(i)
TENEX may invoke the remedy in Section 4.06(c) at any time after the Applicable Purchase Deadline notwithstanding any contrary term in Section 4.06(c), without the need for TENEX either to seek to sell such Purchase Quantity Shortfall to one or more third parties prior to invoking such remedy or to wait until ***** to invoke such remedy. Further, in the case of a Purchase Quantity Shortfall for which TENEX elects the remedy in this Section 4.06(f)(i), the liquidated damages under Section 4.06(a) applicable to such Purchase Quantity Shortfall shall be payable ***** after receipt by USEC of the invoice from TENEX for the full period in Section 4.06(a) from *****, without regard to whether TENEX has sold the applicable Purchase Quantity Shortfall.

(ii)
If the Purchase Quantity Shortfall is greater than *****, TENEX may elect the remedy in (A) - (D) below with respect to all or part of the Purchase Quantity Shortfall, at TENEX’s election (the “Immediate Payment Remedy”). This remedy shall apply in lieu of the remedies under Section 4.06(a) and Section 4.06(b), as modified by Section 4.06(f)(i) (collectively, the “Accelerated Cover Damages Remedy”). The Accelerated Cover Damages Remedy shall still apply to any portion of the Purchase Quantity Shortfall for which TENEX does not elect the Immediate Payment Remedy.

(A)
Under the Immediate Payment Remedy, TENEX may invoice USEC the SWU Price applicable to the Shortfall Year under Section 6.01(a) multiplied by the SWU in the portion of the Purchase Quantity Shortfall for which TENEX elects the Immediate Payment Remedy.

(B)	This invoice shall be paid by USEC *****

(C)
After paying the invoice under Section 4.06(f)(ii)(B), USEC shall place one or more Orders for Delivery in the Delivery Year immediately after the Shortfall Year (the “Makeup Year”) of Related EUP containing the portion of the Purchase Quantity Shortfall for which TENEX elected the Immediate Payment Remedy (the “Prepaid SWU”). For the avoidance of doubt, in case (other than as a result of an impediment under Section 13.03), USEC does not place one or more Orders for Delivery in the Makeup Year of the whole amount of the Prepaid SWU, USEC shall have no right to place Orders for Delivery of any Prepaid SWU in any year after the Makeup Year.

(D)
For each Delivery in the Makeup Year of the Prepaid SWU USEC shall ***** after receipt of the TENEX invoice by USEC following each such Delivery, pay to TENEX the positive difference between the SWU Price in the Shortfall Year and the SWU Price in the Makeup Year, if there is such a difference, multiplied by the portion of the Prepaid SWU contained in the respective Delivery. The first SWU ordered for Delivery in the Makeup Year shall be considered to be the Prepaid SWU.

(E)	*****

(F)
With respect to USEC’s Orders for Delivery in the Makeup Year, Related EUP containing the Prepaid SWU, USEC shall Deliver the Feed Material for such Related EUP in accordance with the terms of this CONTRACT.

(iii)	*****

(iv)
For the avoidance of doubt, all remedies based upon a damages claim under Section 4.06(c), including those in Section 4.06(f)(i), are subject to Section 4.06(d) but Section 4.06(d) does not limit the remedy in Section 4.06(f)(ii). Further, the remedy in Section 4.06(a) shall not apply to any portion of the Purchase Quantity Shortfall for which TENEX elected the Immediate Payment Remedy.

(v)	*****

(vi)	*****

(vii)	*****

(A)	*****

(B)	*****

(1)	*****

(2)	*****

(3)	*****

(4)	*****

10.	The last two paragraphs of Section 4.06 shall be replaced with the following:

“(g)    TENEX shall inform USEC of the steps initiated by TENEX as far as these steps concern USEC, and shall use its reasonable efforts to minimize the amounts owed by USEC pursuant to the foregoing provisions of this Section 4.06. To the extent permitted by applicable law and subject to Section 18.09, the foregoing provisions of this Section 4.06 shall be TENEX’s exclusive remedy for a Purchase Quantity Shortfall or for USEC’s failure to submit Orders with respect to a Delivery Year, but is without prejudice to any rights or remedies that TENEX may have under this CONTRACT or applicable law with respect to future Delivery Years if USEC does not provide adequate, in TENEX’s reasonable judgment, assurances that the failure to submit sufficient Orders will not recur in such future Delivery Years.

For the avoidance of doubt, if USEC fails to provide such assurances, TENEX may pursue its rights and remedies under applicable law and this CONTRACT with respect to an anticipated breach of USEC’s obligation to place Orders in future Delivery Years under the Dispute resolution procedure in Article 18 and any resulting damage award shall be subject to the limitations in Article 11.
With respect to any Delivery Year in which USEC did not meet its Minimum Firm Purchase Obligation but did meet in a timely manner 100% of its financial obligations under Section 4.06(f) with respect to the Purchase Quantity Shortfall, USEC’s assurances shall be presumed to be adequate absent credible evidence of fraud or intentional misconduct.”

11.
***** Further, Section 6.01(b) and (c), shall be hereby renumbered Section 6.01(c) and (d), respectively, and the following new Section 6.01(b) is hereby inserted prior to the renumbered Section 6.01(c):

“(b)	*****”

12.
In the renumbered Section 6.01(c) (formerly Section 6.01(b)), the reference to Section 6.01(b)(ii) is hereby replaced with “Section 6.01(c)(ii)” and the reference to Section 6.01(b)(i) is hereby replaced with “Section 6.01(c)(i)”.

13.	The following phrase shall be deleted from Section 11.02:
“(assuming, in the case of a prospective failure to Deliver EUP in future Delivery Years, that USEC would have exercised its option under Section 3.02 to increase by 5% the quantity of SWU to be purchased for such Delivery Years.)”

14.	*****

15.	*****

16.	Appendix J of the CONTRACT is hereby replaced with the revised Appendix J in Exhibit 1 hereto. Appendix P in Exhibit 2 hereto is hereby inserted as a new appendix to the CONTRACT.
SECTION 2.    This Amendment No. 008 shall take effect upon signature by the Parties and approval by the State Atomic Energy Corporation “Rosatom” (“ROSATOM”). TENEX shall promptly notify USEC in writing upon receipt of the approval of this Amendment No. 008 by ROSATOM. Except as amended hereby, the CONTRACT, as in effect on the date first written above, shall remain unchanged and in full force and effect.
SECTION 3.    This Amendment No. 008 may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.
IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 008 as of the date first written above.

UNITED STATES ENRICHMENT CORPORATION	JOINT STOCK COMPANY "TENEX"
By: /s/ Daniel B. Poneman	By: /s/ Zalimskaya L.
Name: Daniel B. Poneman	Name: Zalimskaya L.
Position: President and CEO	Position: General Director

Business Proprietary Confidential Information

Exhibit 1
APPENDIX J:    *****

Business Proprietary Confidential Information

Exhibit 2
APPENDIX P:    *****